Exhibit 99.1


            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Douglas A. Larson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Covenant Financial Corporation on Form 10-QSB for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10QSB fairly presents in all material respects the financial condition and results of operations of Covenant Financial Corporation.


                                            By: /s/ Douglas A. Larson
                                                -------------------------
                                            Name: Douglas A. Larson
                                            Title: Principal Executive Officer